EXHIBIT 10.46

                                 FIRST AMENDMENT
                                       TO
                          RESTATED EMPLOYMENT AGREEMENT


         This FIRST AMENDMENT TO RESTATED EMPLOYMENT AGREEMENT (this "Amendment") is by and between NUWAVE Technologies, Inc., a Delaware corporation (formerly NUWave Engineering, Inc.) (the "Company") and Gerald Zarin, residing at 36 Troy Drive, Short Hills, New Jersey 07078 ("Zarin").

         WHEREAS, the Company and Zarin entered into a Restated Employment Agreement dated as of July 20, 1995 (as may be further modified, amended, supplemented or restated from time to time, the "Employment Agreement"); and

         WHEREAS, the parties have mutually agreed to extend Zarin's term of employment for two years.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

              1. The date "December 31, 2000" in Section 2 of the Employment Agreement shall be replaced with "December 31, 2002".

              2. Except as specifically amended above, the Employment Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on December 9, 1997.

                                      NUWAVE TECHNOLOGIES, INC.


                                     By: /s/ Jeremiah F. O'Brien
                                        -------------------------
                                        Authorized Signatory



                                        /s/ Gerald Zarin
                                        -------------------------
                                            GERALD ZARIN